Exhibit 99.1

STATE OF NORTH CAROLINA
                              IN THE GENERAL COURT OF JUSTICE
COUNTY OF WAKE                     SUPERIOR COURT DIVISION
                                       NO. 96-CVS-09519

NORTH CAROLINA RAILROAD
COMPANY,
          Plaintiff,

v.

NORFOLK SOUTHERN CORPORATION
[VA], NORFOLK SOUTHERN RAILWAY
COMPANY [VA], ATLANTIC AND
EAST CAROLINA RAILWAY COMPANY
[NC], NS FIBER OPTICS, INC.
[VA], AIRFORCE PIPELINE, INC.
[NC], CHARLOTTE-SOUTHERN
CORPORATION [NC], NS-CHARLOTTE
TOWER CORP. [NC], CHARLOTTE-
SOUTHERN HOTEL CORPORATION
[NC], CITICO REALTY COMPANY,
INC. [VA], THE ATLANTA AND
CHARLOTTE AIR LINE RAILWAY          COMPLAINT FOR DECLARATORY AND
COMPANY [NC], SOUTHERN REGION                OTHER RELIEF
INDUSTRIAL REALTY, INC. [GA],
SOUTHERN RAIL TERMINALS OF
NORTH CAROLINA, INC. [NC],
NORFOLK SOUTHERN PROPERTIES,
INC. [VA], CAMP LEJEUNE
RAILROAD COMPANY [NC], STATE
UNIVERSITY RAILROAD COMPANY
[NC], HIGH POINT, RANDLEMAN,
ASHEBORO, AND SOUTHERN
RAILROAD COMPANY [NC], THE
NORTH CAROLINA MIDLAND
RAILROAD COMPANY [NC], YADKIN
RAILROAD COMPANY [NC],
SOUTHERN RAILWAY-CAROLINA
DIVISION [SC], NORFOLK AND
WESTERN RAILWAY COMPANY [VA],
          Defendants


     Plaintiff North Carolina Railroad Company ("North Carolina
Railroad"), seeking declaratory and other relief, alleges:


                                  PARTIES

     1. Plaintiff is a corporation organized and existing under the laws of the State of North Carolina by charter dated January
27, 1849, with its principal office and place of business in Raleigh, Wake County, North Carolina.

     2. Upon information and belief, defendant Norfolk Southern Corporation, is a corporation organized and existing under the laws of the State of Virginia and is authorized to do business in North Carolina. Norfolk Southern is the successor in interest by merger to the Southern Railway Company.

     3. Upon information and belief, defendants Atlantic and East Carolina Railway Company, Airforce Pipeline, Inc., Charlotte-Southern Hotel Corporation, Charlotte-Southern Corporation, NS-Charlotte Tower Corp., The Atlanta and Charlotte Air Line Railway Company, Southern Rail Terminals of North Carolina, Inc., Camp Lejeune Railroad Company, State University Railroad Company, High Point, Randleman, Asheboro, and Southern Railroad Company, The North Carolina Midland Railroad Company, and Yadkin Railroad Company are corporations owned or controlled by Norfolk Southern, and are organized and existing under the laws of the State of North Carolina.

     4. Upon information and belief, defendants Norfolk Southern Railway Company, NS Fiber Optics, Inc., Citico Realty Company, Inc., Norfolk Southern Properties, Inc., and Norfolk and Western Railway Company are corporations owned or controlled by Norfolk Southern, are organized and existing under the laws of the State of Virginia, and are authorized to do business in North Carolina.

     5. Upon information and belief, defendant Southern Region Industrial Realty, Inc., formerly known as Georgia Industrial Realty, Inc., is a corporation owned or controlled by Norfolk Southern, is organized and existing under the laws of the State of Georgia, and is authorized to do business in North Carolina.

     6. Upon information and belief, defendant Southern Railway-Carolina Division is a corporation owned or controlled by Norfolk Southern, is organized and existing under the laws of the State of South Carolina, and is authorized to do business in North Carolina.

     7. All defendants may claim an interest in property, assets, rights or privileges at issue in this action. Reference to "Norfolk Southern" throughout this complaint includes reference to Norfolk Southern Corporation as well as to each and every other defendant as its interest may appear or be proven to exist.

                            FACTUAL ALLEGATIONS

     8. In 1871, North Carolina Railroad leased its railroad to the Richmond & Danville Railroad Company, a Virginia corporation, for a term of thirty years ("the 1871 lease"). The Richmond &
Danville Railroad went into receivership in 1892.

     9. In or about February, 1894, the Southern Railway Company ("Southern") was incorporated by an act of the Virginia legislature for the express purpose of purchasing the assets of the Richmond & Danville Railroad. On or about June 18, 1894, the Richmond & Danville Railroad Company and all of its property, including the 1871 lease, was sold in foreclosure to Southern. Accordingly, as of 1894, Southern assumed the 1871 lease.

     10. On or about August 16, 1895, North Carolina Railroad entered into a "deed" with Southern, whereby North Carolina
Railroad demised to Southern

     the entire railroad of [North Carolina Railroad] with all its franchises, rights of transportation, works and property, including, among other things, its super structure, roadbed and right-of-way incident thereto, situate in the State of North Carolina, and leading from the City of Goldsboro, in the County of Wayne, to the City of Charlotte, in the County of Mecklenburg, in said state, and, also, the depot houses, shops, buildings, fixtures, engines, cars, and all franchises, rights and privileges, and other things, if any, of whatsoever kind or nature, to the said North Carolina Railroad Company belonging, and necessary, incident and appurtenant to the free, easy and convenient operation of the railroad leased hereby. . . .

(emphasis added). The term of the agreement was for 99 years expiring on January 1, 1995. This agreement will be referred to as "the 1895 lease" or "the 99-year lease." The 1895 lease, by its terms, terminated the 1871 lease. A copy of the 1895 lease is attached hereto as Exhibit A

     11. The rent for this entire railroad was fixed for the entire period of the 1895 lease from January 1, 1902 forward at $286,000.00 a year. Even at the time, this rental rate was characterized by many to be so inadequate that the 1895 lease was labeled "the crime of the century" and was the subject of several unsuccessful efforts to have it set aside.

     12. The defense and justification for the low fixed rental in the 1895 lease was stated at the time by both Southern Railway Company and North Carolina Railroad to be that the consideration for the lease included not only the rent payments but, more importantly, that all "improvements," including "replacement property," made to the railroad over its term of 99 years would become the property of North Carolina Railroad at the expiration of the term of the 1895 lease.

     13. Accordingly, by decree dated April 13, 1898 in litigation regarding the 1895 lease, captioned Southern Railway Company v. North Carolina Railroad Company et al., the Circuit Court of the United States for the Western District of North Carolina made a finding of fact "that the betterments and improvements placed, and to be placed upon said properties by the lessee should, at the expiration of the term, belong to and increase the property of the lessor," and the court, inter alia, entered a permanent restraining order against North Carolina Railroad and its officers, directors, and stockholders that "perpetually enjoined and restrained [North Carolina Railroad] from breaking or from threatening to break any of the covenants contained" in the 1895 lease.

     14. The lengthy 99-year term of the 1895 lease was bargained for and insisted upon by Southern as an additional consideration for Southern's agreement that improvements made on the railroad would become the property of North Carolina Railroad at the termination of the 1895 lease. By contrast, the 1871 lease contained a provision expressly permitting the lessee's removal of property and improvements at the end of the term of the lease.

     15. With respect to Southern's covenant to repair and maintain the railroad, the 1895 lease states

     And for the consideration aforesaid, [Southern Railway Company] doth covenant with and oblige itself unto [North Carolina Railroad] to keep the said railroad, roadbed, superstructure, depots, buildings, houses, shops, engines, cars, fixtures, and other property of every kind and every part thereof, so hired, let, 'farmed out' and delivered in equally as good condition and repair as the property is at the date of this lease, or to keep, in the place of the same, like things of equally good condition and repair. . . .

(emphasis added).

     16. The 1895 lease further states in the operative language containing Southern's covenant to return the property, including all improvements and replacements, to North Carolina Railroad at the termination of the 1895 lease as follows:

     And for the consideration aforesaid, [Southern Railway Company] doth covenant with and oblige itself unto [North Carolina Railroad Company] . . . to return, at the end of the said term of ninety-nine (99) years, or at the termination of said lease, to [North Carolina Railroad Company] the said railroad, roadbed, superstructure, depots, houses, buildings, shops, engines, cars, fixtures, and other property, and all and every part thereof, in like good condition and repair; or other property, when any part of said property shall be worn out, destroyed or abandoned, as good in quality and substance and in like good order and repair.

(emphasis added). This portion of the 1895 lease unambiguously sets forth the obligation of Southern to return to North Carolina Railroad at the end of the lease not only the property received by Southern but any other property substituted for the property leased when the property leased is worn out, destroyed or abandoned.

     17. In addition to the obligation to return the property leased together with any replacement property in "as good condition and repair" as the property was received at the beginning of the lease, the 1895 lease further states unambiguously that Southern is to surrender to North Carolina Railroad at the termination of the lease any improvements to the property leased. In particular, the 1895 lease states:

     But there shall be no claim or liability during the continuance of this lease, or at its termination, by [Southern Railway], its successors or assigns, upon [North Carolina Railroad], its successors or assigns, for any improvement of said property conveyed by this lease, over the condition of the said property at the date of this lease, but all such improvements shall be and remain the property of [North Carolina Railroad], its successors or assigns. . . .

(emphasis added).

     18. On or about August 30, 1939, the Atlantic and North Carolina Railroad Company ("ANC") entered into a "lease and indenture" whereby the entire railroad of ANC was leased to Atlantic and East Carolina Railway Company ("A&ECRW"), which lease and indenture was amended or modified by agreements dated July 1, 1943, January 1, 1951, and August 19, 1954. Said lease as amended (hereinafter "1939 lease") had a term expiring on December 31, 1994, and is attached as Exhibit B. During the term of the 1939 lease North Carolina Railroad succeeded by merger to the interests of ANC and Norfolk Southern acquired the A&ECRW.

     19. The 1895 lease and the 1939 lease (hereinafter sometimes referred to as "the leases") expired on January 1, 1995 and December 31, 1994, respectively. Prior to their expiration, beginning on or about June 26, 1992, North Carolina Railroad and Norfolk Southern commenced negotiations to extend or renew both leases. After lengthy and hard-fought negotiations, North Carolina Railroad announced on November 22, 1994 tentative agreement with Norfolk Southern regarding annual lease payments and certain other terms of a proposed lease extension. Based on this tentative agreement, North Carolina Railroad and Norfolk Southern entered into a temporary nonholdover agreement on December 30, 1994 to cover continued railroad operations over North Carolina Railroad's property following December 31, 1994.

     20. On August 10, 1995, after further negotiations over the remaining terms of a lease extension agreement, the Board of Directors of North Carolina Railroad approved a lease extension agreement which was submitted to its shareholders on December 15, 1995. A copy of this proposed lease extension agreement is attached hereto as Exhibit C.

     21. At the December 15, 1995 shareholders meeting, it was announced that approval of the lease extension agreement had been obtained. Based upon this apparent approval, Norfolk Southern began payment of monthly rental at the rate of $8,000,000.00 a year, and made a payment of rental at that rate retroactively to January 1, 1995. Norfolk Southern also paid an additional $5,000,000.00 pursuant to paragraph THIRD of the proposed lease extension agreement.

     22. On December 19, 1995, a shareholder of North Carolina Railroad filed a shareholders' derivative action in the United States District Court for the Eastern District of North Carolina, Civil Action Number 5:95-CV-1054-BO2, challenging, among other things, whether a quorum existed at the December 15, 1995 shareholders' meeting, and thereby challenging the effectiveness of the apparent shareholder approval of the proposed lease extension agreement.

     23. On July 29, 1995, an order was entered in said action enjoining implementation of the lease extension agreement on the grounds that a quorum had not been present at the December 15, 1995 shareholders' meeting. Following this decision, Norfolk Southern announced that it would make no further payments of rent to North Carolina Railroad, even though it has continued to make use of North Carolina Railroad's property for the operation of a railroad. Prior to the filing of this action, North Carolina Railroad sent notice to Norfolk Southern terminating the December 30, 1994 temporary nonholdover agreement.

     24. As a result of these occurrences, there is no further agreement in force between North Carolina Railroad and Norfolk Southern. At present, no further negotiations are being conducted by the parties to the leases. Therefore, according to the terms of the leases, North Carolina Railroad is entitled to take all right, title and interest to the following properties, among others:

     (1)  The original right-of-way titled in North Carolina
          Railroad with the roadbed and super structure together with all improvements and fixtures thereon.

     (2)  Other originally demised real property titled in North
          Carolina Railroad together with all improvements and fixtures thereon.

     (3) Replacement rolling stock and railroad equipment determined with reference to an initial inventory taken in accordance with the terms of the lease. A copy of the initial inventory is attached hereto as Exhibit D.

     (4) After acquired right-of-way to the extent such right-of-way was a replacement for existing right-of-way or was part of a betterment or improvement, for instance, to accommodate the improvement of additional tracks.

     (5) Other after acquired property or additions which were replacements or improvements or betterments of the originally demised properties, including certain depots, shops, maintenance and repair facilities, yards and related facilities.

     (6) Such other after acquired property as is deemed to be a replacement, improvement or betterment or addition of the originally demised property.

     25. Despite the clear language of the leases, Norfolk Southern has taken the position that it is not obligated to return to North Carolina Railroad anything other than the land that North Carolina Railroad owned on January 1, 1896 and any improvements or fixtures on that land that were used for railroad purposes on January 1, 1896. Norfolk Southern's position appears to be that the following, among others, are not part of the property which must now be returned to North Carolina Railroad: (1) any land Norfolk Southern acquired or improved in its own name or the name of any affiliated company (even if it is a replacement for land included in the leases); (2) any improvements even if they are on the original North Carolina Railroad right-of-way, but which are not deemed necessary, in Norfolk Southern's opinion, for the operation of North Carolina Railroad as defined by Norfolk Southern; or (3) the rolling stock which has replaced the 1895 vintage engines and cars.

     26. During 1982, Norfolk Southern Corporation caused or completed a merger or acquisition creating a combination of Norfolk and Western Railway Company and Southern Railway Company at which time the President of Southern Railway Company represented to the State of North Carolina and the public that such combination would "provide increased transportation competition in North Carolina." North Carolina Railroad received no notice from Norfolk Southern of such merger or any possible negative effects or abandonments of such merger involving North Carolina Railroad, which at that time was under the exclusive control of Norfolk Southern pursuant to the leases.

     27. Norfolk Southern has threatened North Carolina Railroad that it will use routes created by the merger to limit or devalue
North Carolina Railroad.

     28. Although the leases have now expired, Norfolk Southern is still in possession of the operation and management of the railroad of North Carolina Railroad and its property, assets, rights, franchises and privileges by virtue of the Interstate Commerce Act, as revised by the ICC Termination Act of 1995, and common carrier duties of Norfolk Southern as the sole lessee and operator of North Carolina Railroad.

                          FIRST CLAIM FOR RELIEF
                          (Declaratory Judgment)

     29. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     30. Because North Carolina Railroad and defendants dispute what property is to be returned by defendants to North Carolina Railroad at the termination of the leases, an actual controversy exists as to the rights and interests the parties have in such property.

     31. North Carolina Railroad seeks relief in resolving this controversy pursuant to the Declaratory Judgment Act, N.C. Gen.
Stat. Section 1-253.

     32. North Carolina Railroad seeks a declaration as to the rights and property that are owned by it or in which it has an interest effective January 1, 1995.

     33. North Carolina Railroad is entitled to, and seeks, an order declaring that it is the owner of such rights and property and that defendants have no enforceable rights or interests in said property.

                          SECOND CLAIM FOR RELIEF
                          (Declaratory Judgment)

     34. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     35. North Carolina Railroad is informed and believes that Norfolk Southern Corporation (and its predecessors, successors, subsidiaries or affiliates, including the remaining defendants) have taken title to property that is to be returned to North Carolina Railroad at the termination of the leases.

     36. Because North Carolina Railroad and Norfolk Southern dispute what property is to be returned by Norfolk Southern to North Carolina Railroad at the termination of the leases, an actual controversy exists as to whether such property is properly titled in the name of Norfolk Southern.

     37. North Carolina Railroad seeks relief in resolving this controversy pursuant to the Declaratory Judgment Act, N.C. Gen.
Stat. Section 1-253.

     38. North Carolina Railroad seeks a declaration that property that properly belongs to North Carolina Railroad pursuant to the leases but that has been titled in the name of Norfolk Southern Corporation (or any of Norfolk Southern's predecessors, successors, subsidiaries or affiliates, including the remaining defendants) should be titled in the name of North Carolina Railroad.

     39. North Carolina Railroad is entitled to, and seeks, an order declaring that it is the owner of such property, that Norfolk Southern has no enforceable rights or interests in said property, and that Norfolk Southern must transfer title to said property to North Carolina Railroad.

                          THIRD CLAIM FOR RELIEF
                           (Breach of Contract)

     40. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     41. Norfolk Southern has breached the 1895 lease by failing to inventory and return: (1) the property received by Southern at the inception of the lease; (2) other property substituted for the property leased; (3) improvement property (as described in the lease); and (4) replacement property (as described in the lease) to North Carolina Railroad at the end of the 99-year lease term.

     42. North Carolina Railroad is entitled to specific performance of the 1895 lease and to recover all property to which North Carolina Railroad is entitled pursuant to the terms of the lease, or, in the alternative, to recover damages incurred as a result of breach of the leases, which damages are in excess of $10,000.

                          FOURTH CLAIM FOR RELIEF
                        (Breach of Fiduciary Duty)

     43. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     44. Virtually all of North Carolina Railroad's assets are composed of the railroad and its rights, privileges, and franchises that were leased to Norfolk Southern pursuant to the leases.

     45. The leases placed these assets of North Carolina Railroad into the sole possession, custody and control of Southern and Norfolk Southern for a period of 99 years.

     46. By virtue of the leases, Norfolk Southern was responsible for the management, maintenance, and upkeep of the railroad and agreed to improve the assets of North Carolina Railroad for a period of 99 years.

     47. The relationship between North Carolina Railroad and Norfolk Southern pursuant to the leases evidenced a special confidence and trust placed by North Carolina Railroad in Norfolk Southern, specifically the future of North Carolina Railroad for an entire century, for the benefit and protection of North Carolina Railroad and its shareholders, which include the State of North Carolina.

     48. The unique relationship created by the leases constituted a fiduciary relationship such that Norfolk Southern, as holder and maintainer of the assets of North Carolina Railroad, owed a fiduciary duty to North Carolina Railroad.

     49. This fiduciary duty imposed a duty of good faith and fair dealing upon Norfolk Southern to act in the best interests of North Carolina Railroad in maintaining and improving the railroad that was leased to Norfolk Southern.

     50. To the extent that Norfolk Southern may have "improved" the railroad in a manner such that any improvements or replacement property would not become the property of North Carolina Railroad at the expiration of the leases or refused to convey and return such property, rights, and interests pertaining thereto, Norfolk Southern has acted in its own interests and to the detriment of North Carolina Railroad. Any such actions constitute a breach of the fiduciary duty owed from Norfolk Southern to North Carolina Railroad.

     51. Norfolk Southern, in its exclusive management, control and operation of North Carolina Railroad, has a duty not to usurp or unfairly discourage corporate business opportunities of North
Carolina Railroad.

     52. By refusing or threatening to refuse to return sufficient assets to operate the railroad and diverting or threatening to divert traffic away from the railroad, Norfolk Southern has caused or attempted to cause a reduction in the amount of traffic on the railroad and sought to disadvantage North Carolina Railroad as compared to Norfolk Southern.

     53.  North Carolina Railroad has been damaged by Norfolk
Southern's breach of fiduciary duty in an amount in excess of $10,000, and is entitled to recover such damages in this action.

                          FIFTH CLAIM FOR RELIEF
                           (Constructive Fraud)

     54. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     55. As described more fully in the preceding paragraphs of this complaint, a fiduciary relationship existed between Norfolk
Southern and North Carolina Railroad.

     56. To the extent that Norfolk Southern has availed itself of opportunities to improve the railroad that was leased pursuant to the leases, but has made the improvements or attempted to classify improvements in such a manner as to prevent the assets from being restored to North Carolina Railroad at the expiration of the leases and has withheld information about such properties, rights, and related interests, Norfolk Southern has violated the confidence and trust that North Carolina Railroad placed in it by virtue of entering into a 99-year lease for Norfolk Southern to maintain complete control of virtually all of North Carolina Railroad's assets. Norfolk Southern has publicly and unfairly threatened to divert traffic away from North Carolina Railroad to other Norfolk Southern routes including the route(s) created by the merger of Southern Railway Company or Southern Railway System and Norfolk & Western Railway Co., and provided incomplete and inaccurate information about the property of North Carolina Railroad and the income derived from its use therefrom. Furthermore, North Carolina Railroad has been deceived by any such actions and incurred attorneys' fees, consultants' fees, and other expenses in an attempt to gain information or verify information provided by Norfolk Southern.

     57.  Furthermore, to the extent that 75% of North Carolina
Railroad is owned by the taxpayers of the State of North Carolina, any such actions by Norfolk Southern have been injurious to the public interest of the State of North Carolina.

     58. The actions of Norfolk Southern described herein constitute constructive fraud.

     59. North Carolina Railroad has been damaged by the constructive fraud of Norfolk Southern to the extent that a complete railroad, including all improvements and replacement property thereupon, and the revenue potential thereto were not returned to North Carolina Railroad at the expiration of the 1895 lease and 1939 lease. The damage to North Carolina Railroad was proximately caused by Norfolk Southern's constructive fraud.

     60. North Carolina Railroad has been damaged by the constructive fraud of Norfolk Southern in an amount in excess of $10,000, and North Carolina Railroad is entitled to recover such damages of Norfolk Southern in this action.

                          SIXTH CLAIM FOR RELIEF
                           (Constructive Trust)

     61. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     62. As stated previously in this complaint, Norfolk Southern owed a duty as lessee/operator and a fiduciary duty to North
Carolina Railroad with respect to all matters involving the leases.

     63. Norfolk Southern has improperly benefited from its breach of the fiduciary duty that it owed to North Carolina Railroad pursuant to the relationship between the parties.

     64. Upon information and belief, Norfolk Southern obtained legal title to improvements to the railroad that was leased to Norfolk Southern in violation of a duty owed to North Carolina Railroad. Upon information and belief, this property is still being held by Norfolk Southern.

     65. Upon information and belief, Norfolk Southern obtained legal title to replacement property to which North Carolina
Railroad was entitled. Upon information and belief, this replacement property is still being held by Norfolk Southern.

     66. A constructive trust for the benefit of North Carolina Railroad should be imposed upon all improvements and replacement property that Norfolk Southern improperly titled in itself, and Norfolk Southern should be enjoined from disposing of these assets.

                         SEVENTH CLAIM FOR RELIEF
                              (Receivership)

     67. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     68. North Carolina Railroad has an ownership right in property that is the subject of this action. Specifically, North Carolina Railroad has an ownership interest in the original leased property and all improvements and replacement property and the income derived therefrom relating to the railroad that was leased to Norfolk Southern.

     69. The property described in the preceding paragraph and the income derived therefrom is effectively in the possession of Norfolk Southern, the adverse party in this action, and Norfolk
Southern currently has complete control over the property and the income from said property.

     70. North Carolina Railroad is in danger of losing substantial profits to which it is entitled during the pendency of this litigation because Norfolk Southern continues to possess, maintain and have complete control over the property and revenues that are the subject of this action. North Carolina Railroad is informed, and believes, that substantial waste of the assets of the railroad may occur during the pendency of this litigation and that the income thereto retained will be retained by Norfolk Southern and will not be paid to its rightful owner, North Carolina Railroad and its shareholders.

     71. If Norfolk Southern's control over assets of North Carolina Railroad is allowed to continue, any judgment that North Carolina Railroad receives in this action may be rendered ineffectual because North Carolina Railroad's assets will have been wasted and the value thereof greatly diminished. The 1895 and 1939 leases have expired, and therefore Norfolk Southern's corporate authority under the leases to exercise the rights, franchises, and privileges of the plaintiff has expired, subject only to the continuing duties imposed by the Interstate Commerce Act as revised and common law.

     72. Pursuant to N.C. Gen. Stat. Sections 1-502 and 1-507.1, and this court's inherent equity power, North Carolina Railroad is entitled to have a receiver appointed by the court to maintain the assets and to protect and collect the income from the assets leased to Norfolk Southern that are in dispute in this action during the pendency of this litigation in order to prevent the loss of substantial assets and income of North Carolina Railroad.

                          EIGHTH CLAIM FOR RELIEF
                               (Accounting)

     73. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     74. As described more fully in preceding paragraphs of this complaint, a fiduciary relationship existed between Norfolk
Southern and North Carolina Railroad.

     75. Moreover, the actions of Norfolk Southern described herein constitute constructive fraud.

     76. North Carolina Railroad is entitled to a preliminary and final accounting from Norfolk Southern regarding all aspects of its operation of a railroad over property belonging to North Carolina Railroad, including its income derived therefrom and reasonable expenses relating thereto.

                          NINTH CLAIM FOR RELIEF
                      (Declaratory Judgment -- Taxes)

     77. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     78. The 1895 lease provides that Norfolk Southern agrees to pay for and on account of the party of the first part [North Carolina Railroad] all taxes and assessments lawfully imposed upon the said leased property, or upon the franchise of [North Carolina Railroad], or its income, whether by the State of North
          Carolina, or any county, city, town or
          township thereof, or by the United States.
          All of such taxes and assessments shall be paid by [Southern], so as to entirely relieve
          [North Carolina Railroad] from payment of taxes of any nature whatever, during the continuance of this lease, upon the property leased or the franchise of the party of the first part for its income from the lease property.

     79. North Carolina Railroad may incur substantial federal, state and/or local tax liability as a result of the return of North Carolina Railroad's property pursuant to the terms of the 1895 lease.

     80.  Pursuant to the terms of the 1895 lease, North Carolina
Railroad is entitled to reimbursement for federal, state or local taxes that it incurs as a result of any property that is recovered by North Carolina Railroad.

     81. Because North Carolina Railroad and Norfolk Southern, as stated above, dispute what property is to be returned by Norfolk Southern to North Carolina Railroad given the termination of the 1895 lease, and because North Carolina Railroad and Norfolk Southern also dispute the apportionment of tax liability upon any returned property, an actual controversy exists as to the rights and interests of the parties regarding tax liability pursuant to the 1895 lease.

     82. North Carolina Railroad seeks relief in resolving this controversy pursuant to the Declaratory Judgment Act, N.C. Gen.
Stat. Section 1-253.

     83. North Carolina Railroad seeks a declaration as to Norfolk Southern's liability for federal, state and local taxes that North Carolina Railroad may incur as the result of any property recovered by it at the end of the 1895 lease.

     84. North Carolina Railroad is entitled to, and seeks, an order declaring that Norfolk Southern is responsible for all federal, state and local taxes incurred by North Carolina Railroad upon property recovered by North Carolina Railroad at the termination of the 1895 lease.

                          TENTH CLAIM FOR RELIEF
                       (Statutory Strict Liability)

     85. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     86. The North Carolina Oil Pollution and Hazardous Substances Control Act provides that:

          Any person having control over oil or other hazardous substances which enter the waters of the State in violation of this Park shall be strictly liable, without regard to fault, for damages to persons or property, public or private, caused by such entry, subject to the exception enumerated in G. S. 143-215.83(b).

The exceptions referred to do not excuse Norfolk Southern from liability.

     87. Upon information and belief, Norfolk Southern had and continues to have control over oil and other hazardous substances which entered or may have entered the waters of the state in violation of N. C. Gen. Stat. Section 143-215.83, et. seq.

     88. As a result of the release of the oil and other hazardous substances described above, North Carolina Railroad has incurred damages in excess of $10,000.

     89. Norfolk Southern is strictly liable for the damages incurred by North Carolina Railroad, and is responsible for the investigation and remediation of the Property.

                         ELEVENTH CLAIM FOR RELIEF
                                 (CERCLA)

     90. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     91. Each Defendant is a "person" within the meaning of the Comprehensive Environmental Response, Compensation and Liability
Act ("CERCLA") Section 101(21), 42 U.S.C. Section 9601(21).

     92. CERCLA Section 107, 42 U.S.C. Section 9607, as amended, provides in part:
          (a) Notwithstanding any other provision or rule of law, and subject only to the defenses set forth in subsection (b) of this section --
               (1)  the owner and operator . . . of
                    a facility,
               (2)  any person who at the time of
                    disposal of any hazardous
                    substances owned or operated
                    any facility at which such
                    hazardous substances were
                    disposed of,
               (3)  any person who by contract,
                    agreement or otherwise arranged
                    for disposal or treat-
                    ment, . . . of hazardous
                    substances . . ., at any
                    facility . . ., and
               (4)  any person who accepts or
                    accepted hazardous substances
                    for transport . . ., shall be
                    liable for --
                    (A)  all costs of removal or
                         remedial action incurred
                         by the United States
                         Government or a State or
                         an Indian Tribe not
                         inconsistent with the
                         national contingency
                         plan;

     93. CERCLA Section 113(f), 42 U.S.C. Section 9613(f), as amended, provides in part:

          (a) Any person may seek contribution from any other person who is liable or potentially liable under Section 9607(a) of this title, during or following any civil action under Section 9606 of this title or under Section 9607 of this title.

     94. Upon information and belief, release of hazardous substances has occurred on North Carolina Railroad's property during the period that it has been used by or leased to Norfolk Southern, and the property is a "facility" as defined at CERCLA
Section 101(9), 42 U.S.C. Section 9601(9).

     95. Upon information and belief, Norfolk Southern is or has been an "operator" of and a "transporter" on North Carolina
Railroad's property as defined at CERCLA Section 101(20)(A), 42 U.S.C.
Section 9601(20)(A) when each alleged release of oil or other hazardous substance occurred.

     96. North Carolina Railroad is entitled to past and future response costs to be incurred by it for inspection and remediation of the Property, including but not limited to attorneys fees and interest as allowed by law, pursuant to CERCLA Sections 107 and 113(f), 42 U.S.C. Sections 9607 and 9613(f). Such costs are in excess of $10,000.

                         TWELFTH CLAIM FOR RELIEF
                                (Trespass)

     97. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     98. Upon information and belief, Norfolk Southern has been shipping, using, storing, and disposing of petroleum products and other hazardous and nonhazardous substances on North Carolina Railroad's property since the commencement of the 1895 lease.

     99. Such shipping, use, storage, and disposal of petroleum products and other hazardous and nonhazardous substances has or may have contaminated both property which remains in the possession of Norfolk Southern, as well as any property which has been or may be returned to North Carolina Railroad by Norfolk Southern.

     100. Upon information and belief, Norfolk Southern has allowed the use, storage, and disposal of petroleum products and other hazardous and nonhazardous substances on North Carolina Railroad's property since the commencement of the 1895 lease by tenants and other parties encroaching on North Carolina railroad's property. Such activities have contaminated both property which remains in the possession of Norfolk Southern, as well as property which has been or may be returned to North Carolina Railroad by Norfolk Southern.

     101. Although Norfolk Southern's leases have expired, petroleum products and other hazardous and nonhazardous substances continue to be present on North Carolina Railroad's property, without North Carolina Railroad's consent, which is a continuing trespass against North Carolina Railroad's possessory interest in North Carolina Railroad's property.

     102. In addition, upon information and belief, property returned to North Carolina Railroad by Norfolk Southern was or may have been contaminated by Norfolk Southern and remains or may remain contaminated without North Carolina Railroad's consent, which is a continuing trespass against North Carolina Railroad's possessory interest in North Carolina Railroad's property.

     103. As a result of the trespasses upon the property, North
Carolina Railroad is entitled to recover the damages in excess of $10,000.

                        THIRTEENTH CLAIM FOR RELIEF
                       (Common Law Strict Liability)

     104. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     105. The shipping, use, storage, and disposal of hazardous materials are ultrahazardous activities.

     106. Norfolk Southern has shipped, used, stored, and disposed of hazardous materials on North Carolina Railroad's property.

     107. Upon information and belief, there have been or may have been numerous spills and discharges of hazardous materials on North Carolina Railroad's property during the period that Norfolk
Southern operated North Carolina Railroad's property.

     108. As a direct result of Norfolk Southern's shipping, use, storage, and disposal of petroleum products and other hazardous substances, North Carolina Railroad's Property has been or may have been contaminated and Norfolk Southern is strictly liable for such contamination and the resulting damage.

     109. As a result of such contamination by Norfolk Southern, North Carolina Railroad is entitled to the damages in excess of $10,000.

                        FOURTEENTH CLAIM FOR RELIEF
                           (Breach of Contract)

     110. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     111. The leases between Norfolk Southern and North Carolina Railroad call for Norfolk Southern to maintain North Carolina Railroad's property "in equally as good condition and repair" as the property was on the date of execution of the 1895 lease, and to return the property at the termination of the 1895 lease "in like good condition and repair."

     112. Norfolk Southern has failed to maintain North Carolina
Railroad's property, in violation of the terms of the leases.

     113. Due to Norfolk Southern's contamination of North Carolina Railroad's property, North Carolina Railroad's property is not "in like good condition and repair" as it was at the commencement of the 1895 lease, in violation of the terms of the leases.

     114. North Carolina Railroad has made numerous oral and written requests for Norfolk Southern to investigate and remediate the environmental contamination on North Carolina Railroad's property, but Norfolk Southern has refused to assume responsibility for or pay for such investigation and remediation activities.

     115. Norfolk Southern has breached its obligations under the terms of the leases and thereby damaged North Carolina Railroad in an amount in excess of $10,000.

                        FIFTEENTH CLAIM FOR RELIEF
                               (Negligence)

     116. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     117. Norfolk Southern had and continues to have a duty to conduct its activities in a manner that did not contaminate the soil and ground water.

     118. Upon information and belief, Norfolk Southern failed to exercise reasonable care in the shipping, use, storage, and disposal of petroleum products and other hazardous substances.

     119. Norfolk Southern had and continues to have a duty to take reasonable measures to ensure that third parties using North
Carolina Railroad property (including tenants of Norfolk Southern and parties allowed by Norfolk Southern to encroach on North
Carolina Railroad property) conducted their activities in a manner that did not contaminate the soil and ground water.

     120. Upon information and belief, Norfolk Southern failed to exercise reasonable care in managing North Carolina Railroad property to prevent the release, discharge or disposal of petroleum products and other hazardous substances by third parties.

     121. Norfolk Southern's negligence is the proximate cause of the contamination of North Carolina Railroad's property and Norfolk Southern's negligence is the proximate cause of damages to North
Carolina Railroad in excess of $10,000.

     122. In addition, North Carolina Railroad is entitled to punitive damages from Norfolk Southern because of their willful and wanton refusal to initiate any type of investigation or clean-up activity, despite repeated requests by North Carolina Railroad.

                        SIXTEENTH CLAIM FOR RELIEF
                            (Negligence per se)

     123. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     124. Federal, state, and local environmental laws were enacted to protect the public health and welfare, and North Carolina
Railroad is a member of the class of persons which those laws are designed to protect.

     125. Norfolk Southern has a duty not to violate the various federal, state, and local environmental laws.

     126. Upon information and belief, Norfolk Southern violated, and permitted others to violate, numerous federal, state, and local environmental laws.

     127. Norfolk Southern's violations, and its allowance of violations by others, of federal, state, and local environmental laws constitutes negligence per se.

     128. Norfolk Southern's negligence per se is the proximate cause of the contamination of North Carolina Railroad's property and Norfolk Southern's negligence per se is the proximate cause of damages to North Carolina Railroad in excess of $10,000.

     129. In addition, North Carolina Railroad is entitled to punitive damage from Norfolk Southern because of its willful and wanton refusal to initiate any type of investigation or clean-up activity.

                       SEVENTEENTH CLAIM FOR RELIEF
                                  (Waste)

     130. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     131. Norfolk Southern had and continues to have an obligation to use reasonable diligence to treat the premises in such a manner that no injury was done to North Carolina Railroad's property.

     132. Upon information and belief, Norfolk Southern failed to use reasonable diligence in the shipping, use, storage, and disposal of petroleum products and other hazardous substances on North Carolina Railroad's property.

     133. Upon information and belief, Norfolk Southern failed to use reasonable diligence in managing North Carolina Railroad property to prevent the release, discharge or disposal of petroleum products and other hazardous substances by third parties (including tenants of Norfolk Southern and parties allowed by Norfolk Southern to encroach on North Carolina Railroad property).

     134. Norfolk Southern's failure to exercise reasonable diligence in its activities on and management of North Carolina
Railroad's property resulted in soil and ground water contamination.

     135. Norfolk Southern's waste is the proximate cause of the contamination of North Carolina Railroad's property and Norfolk
Southern's waste has been the proximate cause of damages to North
Carolina Railroad in excess of $10,000.

                        EIGHTEENTH CLAIM FOR RELIEF
                          (Declaratory Judgment)

     136. The allegations contained in the preceding paragraphs of this complaint are incorporated herein by reference.

     137. Because North Carolina Railroad and Norfolk Southern dispute whether the property is environmentally contaminated, and whether Norfolk Southern is responsible for investigating and remediating any contamination present on the property, an actual controversy exists.

     138. North Carolina Railroad seeks relief in resolving this controversy pursuant to the Declaratory Judgment Act, N.C. Gen.
Stat. Section 1-253.

     139. North Carolina Railroad is entitled to, and seeks, an order pursuant to Section 1-253, et. seq., of the North Carolina General Statutes declaring Norfolk Southern responsible for investigating and remediating North Carolina Railroad's property and any adjoining properties which have been affected by the contamination on the property.

     WHEREFORE, plaintiff North Carolina Railroad respectfully requests:

     1. That the Court declare the rights of North Carolina Railroad and the defendants under the 1895 and 1939 leases as of January 1, 1995, including North Carolina Railroad's ownership rights and that Norfolk Southern is responsible for all taxes incurred by North Carolina Railroad as a result of any property recovered at the end of the 1895 lease;

     2. That the Court order that property improperly titled in the name of defendants be titled in the name of North Carolina
Railroad;

     3. That plaintiff North Carolina Railroad receive specific performance of the 1895 and 1939 leases;

     4. That the Court impose a constructive trust upon the railroad for the benefit of North Carolina Railroad;

     5. That a receiver be appointed to maintain the assets and to protect and collect the income from the assets leased to Norfolk Southern that are in dispute in this action during the pendency of this litigation;

     6. That the Court order a preliminary and final accounting from Norfolk Southern regarding all aspects of its operation of a railroad over property belonging to North Carolina Railroad, including its income derived therefrom and expenses relating thereto;

     7.   That the Court enter a declaratory judgment pursuant to
Section 1-253, et. seq., of the North Carolina General Statutes declaring Norfolk Southern responsible for investigating and remediating North Carolina Railroad's property and any adjoining properties which have been affected by the contamination on North Carolina Railroad's property;

     8. That the Court order Norfolk Southern to investigate and remediate any contamination on North Carolina Railroad's property;

     9. That the Court declare that North Carolina Railroad is entitled to recover its past and future response cost pursuant to CERCLA.

     10. That North Carolina Railroad recover its actual damages in an amount to be proven at trial;

     11.  That North Carolina Railroad recover punitive damages;

     12. That the costs of this action be taxed against defendants;

     13.  For a trial by jury on all issues so triable; and

     14. For such other relief as the Court may deem just and proper.

     This the 20th day of September 1996.

                              PETREE STOCKTON, L.L.P.


                         By:  /s/ John L. Sarratt
                              John L. Sarratt
                              Karen F. Gray
                              4101 Lake Boone Trail, Suite 400
                              Raleigh, NC  27607-6519
                              Telephone:  (919) 420-1700